Redeemable Preferred Shares	12 Months Ended
Dec. 31, 2023
Equity [Abstract]
Redeemable Preferred Shares

19. REDEEMABLE PREFERRE SHARES

On November 30, 2023, the Group acquired additional 35.17% equity interest of Beijing OrionStar from certain of the existing shareholders of Beijing OrionStar, including Mr. Sheng Fu, chief executive officer and director of the Company, for an aggregate cash consideration of RMB268,724 (US$37,849). The Group held, taking into account its existing shareholding, 72.91% of Beijing OrionStar’s equity interest and consolidated the financial results of Beijing OrionStar since November 30, 2023. According to Beijing OrionStar’s article of association after the acquisition, two shareholders of Beijing OrionStar holds Series B2 Preferred Shares of Beijing OrionStar, and the holders of Preferred shares have the right to cause the Group to purchase all (but not less than all) of the Preferred Shares at put option price. The exercise of the put option is subject to certain conditions as set out in the article of association of Beijing OrionStar, which is not solely within the control of the Beijing OrionStar. In addition, in the event of any liquidation, dissolution or winding up of Beijing OrionStar, either voluntarily or involuntarily, holders of Preferred Shares have the right to receive the certain liquidation preference price before the holders of ordinary shares, and ratably participate in distribution of the remaining assets after fully been paid of the liquidation preference price.

The Group accretes changes in the redemption value over the period from the date that it becomes probable that the mezzanine equity will become redeemable to the earliest redemption date using the effective interest method. The redeemable preferred shares for the years ended December 31, 2022 and 2023 are summarized below:

As of December 31,
Balance at December 31, 2022	—
Issuance	105,726
Accretion	252
Balance at December 31, 2023, in RMB	105,978
Balance at December 31, 2023, in US$	14,927